Star Markets Company, Inc.               Exhibit 10(q)

Exhibit 10(q) - Third Amendment to Credit Agreement among the Company,
                Chemical Bank, as Administrative Agent, and the lenders party thereto, dated as of April 21, 1997.

      AMENDMENT, dated as of April 21, 1997 (this "Amendment"), to and of the Credit Agreement, dated as of September 8, 1994 (as amended, supplemented or otherwise modified from time to time, the "Credit
Agreement"), among STAR MARKETS COMPANY, INC. (the "Company"), the Lenders from time to time parties thereto (the "Lenders") and THE CHASE MANHATTAN BANK as administrative agent for the Lenders (in such capacity, the "Administrative Agent").


                            W I T N E S S E T H :

      WHEREAS, the Company has requested the Lenders and the Administrative Agent to: (i) extend the Revolving Credit Termination Date under the Credit Agreement from December 31, 1999 to December 31, 2001, (ii) provide a new $38,500,000 Term Loan for the purpose of refinancing the Tranche A Term Loans and (iii) establish new financial covenant levels; and

      WHEREAS, the Lenders and the Administrative Agent are willing to so amend the Credit Agreement, but only on, and subject to, the terms and conditions hereof;

      NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company, the Lenders and the Administrative Agent hereby agree as follows:

Section 1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined.

Section 2. Amendments of Subsection 1.1 (Defined Terms). Subsection 1.1 of the Credit Agreement is hereby amended by: (a) deleting the definition "Applicable Margin" in its entirety and replacing it with the following:

"'Applicable Margin': for Tranche A Term Loans, Tranche B Term Loans, Tranche C Term Loans, Additional Tranche C Term Loans, Revolving Credit Loans and Swing Line Loans of the Types set forth below, the rate per annum set forth under the relevant column heading opposite such Loans below:


                                          Alternate
                                          Base Rate      Eurodollar
                                            Loans           Loans
                                          ---------      ----------

        Tranche A Term Loans:               1.25%           2.50%
        Tranche B Term Loans:               1.75%           3.00%
        Tranche C Term Loans:               2.25%           3.50%
        Additional Tranche C Term Loans     2.25%           3.50%
        Revolving Credit Loans:             1.25%           2.50%
        Swing Line Loans:                   1.25%       Not applicable"


      (b) adding the punctuation and the words ", Additional Tranche C Term Loan Commitment" after the words "Tranche C Term Loan Commitment" in the definition of "Commitment",

      (c) adding the punctuation and the words ", its Additional Tranche C Term Loan Commitment Percentage" after the words "its Tranche C Term Loan Commitment Percentage" in the definition of "Commitment Percentage",

      (d) deleting the year "1999" and replacing it with the year "2001" in the definition of "Revolving Credit Termination Date",

      (e) deleting the word "and" and substituting therefore the punctuation ", " and adding the words "and the Additional Tranche C Term Loan Notes" after the words "the Tranche C Term Loan Notes" in the definition of "Term Loan Notes",

      (f) deleting the word "and" and substituting therefore the punctuation ", " and adding the words "and the Additional Tranche C Term Loans" after the words "the Tranche C Term Loans" in the definition of "Term Loans", and

      (g) by adding thereto in appropriate alphabetical order the following new definitions:

            "'Additional Tranche C Amendment': the Amendment to this Agreement dated as of April 8, 1997."

            "'Additional Tranche C Amendment Effective Date': as defined in the Additional Tranche C Amendment."

            "'Additional Tranche C Lenders': the Lenders listed in Schedule I to the Additional Tranche C Amendment."

            "'Additional Tranche C Term Loan' and 'Additional Tranche C Term
      Loans':  as defined in subsection 4.4."

            "'Additional Tranche C Term Loan Commitment': as to any Lender, its obligation to make an Additional Tranche C Term Loan to the Company pursuant to subsection 4.4 in an aggregate amount not to exceed the amount set forth under such Lender's name in Schedule I to the Additional Tranche C Amendment opposite the caption "Additional Tranche C Term Loan Commitment" or in Schedule 1 to the Assignment and Acceptance pursuant to which a lender acquires its Additional Tranche C Term Loan Commitment, as the same may be adjusted pursuant to subsection 13.6(c); collectively, as to all the Lenders, the 'Additional Tranche C Term Loan Commitments'."

            "'Additional Tranche C Term Loan Commitment Percentage': as to any Lender at any time, the percentage of the aggregate Additional Tranche C Term Loan Commitments then constituted by such Lender's Additional Tranche C Term Loan Commitment."

            "'Additional Tranche C Term Loan Note': as defined in subsection 6.13(e)."

Section 3. Amendments of Section 4 (Tranche C Term Loans). (a) The heading of Section 4 is amended hereby by adding the words "AND ADDITIONAL TRANCHE C TERM LOANS" after the words "TRANCHE C TERM LOANS".

            (b) Section 4 is hereby amended by adding the following subsections:

            "4.4 Additional Tranche C Term Loans: Subject to the terms and conditions hereof, each Lender severally agrees to make a loan in Dollars (individually, an 'Additional Tranche C Term Loan'; and collectively, the 'Additional Tranche C Term Loans') to the Company on the Additional Tranche C Amendment Effective Date, in an aggregate principal amount equal to such Lender's Additional Tranche C Loan Commitment. The Additional Tranche C Term Loans shall be made initially as Alternate Base Rate Loans.

            4.5 Repayment of Additional Tranche C Term Loans. the Company shall repay the Additional Tranche C Term Loans as provided in subsection 6.4(c).

            4.6 Use of Proceeds. The proceeds of the Additional Tranche C Term Loans shall be used for the purpose of refinancing in full the outstanding Tranche A Term Loans."

Section 4. Amendments of Section 6 (General Provisions Applicable to Loans). (a) Subsection 6.1(a) clause (D) is hereby amended by deleting it in its entirety and substituting therefore the following:

"(D) whether the loan is a Tranche A Term Loan, a Tranche B Term Loan, a Tranche C Term Loan, an Additional Tranche C Term Loan, a Swing Line Loan or a Revolving Credit Loan."

            (b) Subsection 6.2(b) clause (iii) is hereby amended by deleting it in its entirety and substituting therefore the following:

      "(iii) after the date that is one month prior to the Revolving Credit Termination Date (in the case of continuations of Revolving Credit Loans) or the date of the final installment of principal of the Tranche A Term Loans, the Tranche B Term Loans, the Tranche C Term Loans or the Additional Tranche C Term Loans, as applicable."

            (c) The first sentence of subsection 6.4(a) is hereby amended by deleting it in its entirety and substituting therefore the following:

      "The Company may at any time and from time to time prepay Loans, in whole or in part, without premium or penalty, upon at least two Business Days' (or, in the case of Swing Line Loans, by 12:00 noon, New York City time on the same Business Day) irrevocable notice to the Administrative Agent in the case of alternate Base Rate Loans, and three Business Days' irrevocable notice to the Administrative Agent in the case of Eurodollar Loans, specifying the date and amount of prepayment and whether the prepayment is of Revolving Credit Loans, Tranche A Term Loans, Tranche B Term Loans, Tranche C Term Loans or Additional Tranche C Term Loans, provided that Eurodollar Loans may not be optionally prepaid on other than the last day of any Interest Period with respect thereto."

            (d) The fourth sentence of Subsection 6.4(a) is hereby amended by deleting it in its entirety and substituting therefore the following:

      "Prepayments of the Term Loans pursuant to this subsection 6.4(a) shall be applied to the outstanding principal amounts of the Tranche A Term Loans, Tranche B Term Loans, Tranche C Term Loans and Additional Tranche C Term Loans ratably according to the outstanding principal amounts of such Term Loans and shall be applied to the remaining installments of such Term Loans ratably according to the amounts of such installments."

            (e) Subsection 6.4(c) is hereby amended by adding to the end thereof:

      "The Additional Tranche C Term Loans shall be repaid in 7 installments on the dates set forth in Schedule II to the Additional Tranche C Amendment (each such day, an 'Additional Tranche C Installment Payment Date'), commencing on January 31, 1998 in an aggregate amount equal to the amount specified for each such Additional Tranche C Installment Payment Date on Schedule II to the Additional Tranche C Amendment under the heading 'Additional Tranche C'."

            (f) Subsection 6.13(a) is hereby amended by deleting the words and punctuation "and (v)" which appears at the end of clause (iv) and substituting therefore the words and punctuation ", (v) the principal amount of the Additional Tranche C Term Loan of such Lender, in 7 installments, payable on each Additional Tranche C Installment Payment Date (or the then unpaid principal amount of such Additional Tranche C Term Loan, on the date that the Additional Tranche C Term Loans become due and payable pursuant to Section 11) and (vi)".

            (g) Subsection 6.13(e) is hereby amended by (i) deleting "(v)" and (ii) by inserting the words and punctuation "(v) a promissory note of the Company evidencing the Additional Tranche C Term Loan of such Lender, substantially in the form of Exhibit C-1 with appropriate insertions as to date and principal amount (an 'Additional Tranche C Term Loan Note'), and/or (vi)" after the words and punctuation "(a
     'Tranche C Term Loan Note'), and/or".

Section 5. Amendment of Section 10 (Negative Covenants). Section 10 is hereby amended by deleting subsections 10.7, 10.8, 10.9 and 10.10 in their entirety and substituting the following:

            "10.7 Capital Expenditures. Make or commit to make any Capital Expenditures, except that the Company and its Subsidiaries may make or commit to make Capital Expenditures not exceeding the amount set forth below (the "Base Amount") for each of the fiscal years of the Company (or other period) set forth below:

                     Fiscal Year
                     or Period      Base Amount
                     --------------------------

                       1996         $35,100,000

                       1997          40,500,000

                       1998          48,200,000

                       1999          35,000,000

                       2000          35,000,000

                       2001          35,000,000

                       2002          35,000,000

                       2003          35,000,000


      provided, however, that for any fiscal year of the Company the Base Amount set forth above may be increased by a maximum of $15,000,000 for any such fiscal year by carrying over to any such fiscal year any portion of the Base Amount (as increased) not spent in the immediately preceding fiscal year.

      10.8 Consolidated EBITDA. At the last day of any fiscal quarter set forth below, permit Consolidated EBITDA for the period of four fiscal quarters ending on such day to be less than the amount set forth opposite such fiscal quarter below:

                Fiscal Year    Fiscal Quarter    Amount
                -----------    --------------    ------

                1996           Fourth            $42,000,000

                1997           First              43,000,000
                               Second             44,000,000
                               Third              45,000,000
                               Fourth             47,500,000

                1998           First              47,500,000
                               Second             47,500,000
                               Third              50,000,000
                               Fourth             52,500,000

                1999           First              52,500,000
                               Second             52,500,000
                               Third              55,000,000
                               Fourth             57,500,000

                2000           First              57,500,000
                               Second             60,000,000
                               Third              62,500,000
                               Fourth             67,500,000

                2001           First              67,500,000
                               Second             70,000,000
                               Third              72,500,000
                               Fourth             77,500,000

                2002           First              77,500,000
                               Second             80,000,000
                               Third              82,500,000
                               Fourth             85,000,000

                2003           First              85,000,000
                               Second             87,500,000
                               Third              90,000,000


      10.9 Consolidated Net Worth. At the last day of any fiscal year set forth below, permit Consolidated Net Worth to be less than the amount set forth below for such fiscal year:

                Fiscal Year       Amount
                -----------       ------

                   1996        $105,000,000
                   1997         127,500,000
                   1998         150,000,000
                   1999         175,000,000
                   2000         205,000,000
                   2001         245,000,000
                   2002         290,000,000


      10.10 Interest Coverage; Fixed Charge Coverage. (a) At the last day of any fiscal quarter set forth below, permit the Interest Coverage Ratio to be less than the ratio set forth below for such fiscal quarter:

                Fiscal Year    Fiscal Quarter    Amount
                -----------    --------------    ------

                1996           Fourth            1.30 to 1

                1997           First             1.35 to 1
                               Second            1.35 to 1
                               Third             1.35 to 1
                               Fourth            1.35 to 1

                1998           First             1.35 to 1
                               Second            1.35 to 1
                               Third             1.40 to 1
                               Fourth            1.40 to 1

                1999           First             1.40 to 1
                               Second            1.40 to 1
                               Third             1.45 to 1
                               Fourth            1.45 to 1

                2000           First             1.45 to 1
                               Second            1.45 to 1
                               Third             1.50 to 1
                               Fourth            1.55 to 1

                2001           First             1.55 to 1
                               Second            1.55 to 1
                               Third             1.60 to 1
                               Fourth            1.65 to 1

                2002           First             1.65 to 1
                               Second            1.65 to 1
                               Third             1.70 to 1
                               Fourth            1.75 to 1


                2003           First             1.75 to 1
                               Second            1.75 to 1
                               Third             1.80 to 1



      (b) At the last day of any fiscal quarter, permit the Fixed Charge Coverage Ratio for such fiscal quarter shall to be less than 1.0 to 1.0:"

Section 6. Amendment of Section 13 (Miscellaneous). (a) Subsection 13.1(d) is amended by deleting it in its entirety and substituting therefore the following:

            "     (d) without the consent of the Lenders which are holders of the Tranche B Term Loans, the Tranche C Term Loans, the Additional Tranche C Term Loans and the Revolving Credit Lenders only, the Lenders which are holders of the Tranche A Term Loans may amend this Agreement and the Tranche A Term Loan Notes to extend the maturities of the installments of the Tranche A Term Loans; without the consent of the Lenders which are holders of the Tranche A Term Loans, the Tranche C Term Loans, the Additional Tranche C Term Loans and the Revolving Credit Lenders only, the Lenders which are holders of the Tranche B Term Loans may amend this Agreement and the Tranche B Term Loan Notes to extend the maturities of the installments of the Tranche B Term Loans; without the consent of the Lenders which are holders of the Tranche A Term Loans, the Tranche B Term Loans, the Additional Tranche C Term Loans and the Revolving Credit Notes only, the Lenders which are holders of the Tranche C Term Loans may amend this Agreement and the Tranche C Term Loan Notes to extend the maturities of the installments of the Tranche C Term Loans; without the consent of the Lenders which are holders of the Tranche A Term Loans, the Tranche B Term Loans, the Tranche C Term Loans and the Revolving Credit Notes only, the Lenders which are holders of the Additional Tranche C Term Loans may amend this Agreement and the Additional Tranche C Term Loan Notes to extend the maturities of the installments of the Additional Tranche C Term Loans; and without the consent of the Lenders which are holders of the Term Loans, the Revolving Credit Lenders may amend this Agreement and the Revolving Credit Notes to extend the Revolving Credit Termination Date;"

      (b) The second sentence of subsection 13.6(e) is hereby amended by adding the words and punctuation ", Additional Trance C Term Loan Notes" after the words "Tranche C Term Notes" each time they appear in said sentence.

Section 7. Amendment of Exhibits. Exhibit C-1 hereto is hereby added to the Credit Agreement as Exhibit C-1 thereto.

Section 8. Conditions Precedent. This Amendment shall become effective as of the date (the "Additional Tranche C Amendment Effective Date") that each of the conditions precedent set forth below shall have been fulfilled to the satisfaction of the Administrative Agent.

      (a) Amendment. The Administrative Agent shall have received counterparts of this Amendment, duly executed by the Company, the Lenders holding 100% of the Revolving Credit Commitments and 80% of the sum of the aggregate unpaid principal amount of the Term Loans and the Revolving Credit Commitments, the Administrative Agent and each Additional Tranche C Lender and consented to by Holdings.

      (b) No Default or Event of Default. On and as of the Additional Tranche C Amendment Effective Date and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

      (c) Representations and Warranties. The representations and warranties made by the Company in this Amendment and in the Credit Documents after giving effect to this Amendment shall be true and correct in all material respects on and as of the Additional Tranche C Amendment Effective Date as if made on such date, except where such representations and warranties expressly relate to an earlier date in which case such representations and warranties shall be true and correct in all material respects as of such earlier date.

      (d) Certificate. The Administrative Agent shall have received a certificate of a Responsible Officer of the Company, dated the Amendment Effective Date, certifying the matters referred to in paragraphs (b) and (c) above.

      (e) Fees and Expenses. The Administrative Agent shall have received for its own account and the account of the Lenders the fees and expenses required to be paid by the Company on the Amendment Effective Date pursuant to the Fee Letter dated as of March 10, 1997 between the Administrative Agent and the Company.

      (f) Notes. The Administrative Agent shall have received for the account of each Additional Tranche C Lender requesting the same an Additional Tranche C Term Loan Note in the amount of its Additional Tranche C Term Loan after giving effect hereto.

      (g) Legal Opinions. The Administrative Agent shall have received, dated the Amendment Effective Date and addressed to the Administrative Agent and the Lenders, opinions of Gibson, Dunn & Crutcher and such local Massachusetts counsel as shall be satisfactory to the Administrative Agent covering the matters set forth in Exhibit D hereto with such assumptions, qualifications and changes thereto as may be approved by and otherwise in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

      (h) Consents, Authorizations and Filings, etc. All consents, authorizations and filings, if any, required in connection with the execution, delivery and performance by the Company of this Amendment and the validity and enforceability against the Company of the Credit Documents to which it is a party, shall have been obtained or made, and such consents, authorizations and filings shall be in full force and effect, except such consents, authorizations and filings the failure to obtain which would not have a material adverse affect on the business, assets, condition (financial or otherwise) or results of operations of the Company.

      (i) Closing Certificates. The Administrative Agent shall have received a Certificate of the Company in form and substance satisfactory to it and certifying as to (i) the incumbency of the officers of the Company executing this Amendment and each other document delivered in connection herewith and (ii) resolutions of the Board of Directors of the Company authorizing the execution, delivery and performance of the Credit Documents entered into or amended on the Additional Tranche C Amendment Effective Date.

      (j) Tranche A Refinancing. The Company shall have refinanced its outstanding Tranche A Term Loans with the proceeds of the Additional Tranche C Term Loans.

Section 9. Representation and Warranties. To induce the Lenders to enter into this Amendment, the Company hereby represents and warrants to the Lenders as of the Amendment Effective Date that the representations and warranties made by the Company in the Credit Documents are true and correct in all material respects on and as of the Amendment Effective Date, after giving effect to the effectiveness of this Amendment, as if made on and as of the Amendment Effective Date unless expressly stated to relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date.

Section 10.  Additional Tranche C Lenders.  Each Additional Tranche C Lender
(i) represents and warrants that it is legally authorized to enter into this amendment; (ii) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in subsection 7.1 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (iii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto; (iv) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto; and (v) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender including, if it is organized under the laws of a jurisdiction outside the United States, its obligations pursuant to subsections 6.11(d) and 13.6(g) of the Credit Agreement to deliver the forms prescribed by the Internal Revenue Service of the United States certifying as to the Lender's exemption from United States withholding taxes with respect to all payments to be made to the Lender under the Credit Agreement, or such other documents as are necessary to indicate that all such payments are subject to such tax at a rate reduced by an applicable tax treaty.

Section 11. Miscellaneous. (a) Except for the amendments and waivers expressly provided herein, the Credit Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms. The amendments and waivers provided herein shall be limited precisely as drafted and shall not be construed to be an amendment or waiver of any other provision of the Credit Agreement other than as specifically provided herein.

      (b) The Company hereby confirms that, after giving effect hereto, each Credit Document to which it is a party remains in full force and effect in accordance with its terms.

      (c) The Company agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with the Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of Simpson Thacher & Bartlett counsel to the Administrative Agent.

      (d) This Amendment may be executed in any number of counterparts by the parties hereto, and all of said counterparts when taken together shall be deemed to constitute one and the same instrument.

      (e) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered in New York, New York by their proper and duly authorized officers as of the date first above written.

                         STAR MARKETS COMPANY, INC.


                         By:
                         Title:


                                       THE CHASE MANHATTAN BANK, as
                                       Administrative Agent, Issuing Lender
                                       and a Lender


                                       By:
                                       Title:


                                       BANKERS TRUST COMPANY


                                       By:
                                       Title:


                                       THE FIRST NATIONAL BANK OF BOSTON


                                       By:
                                       Title:


                                       BANQUE FRANCAISE DU COMMERCE
                                       EXTERIEUR


                                       By:
                                       Title:


                                       By:
                                       Title:


                                       CAPTIVA FINANCE LTD.


                                       By:
                                       Title:


                                       FLEET NATIONAL BANK


                                       By:
                                       Title:


                                       GIROCREDIT BANK AG DER SPARKASSEN,
                                       GRAND CAYMAN ISLAND BRANCH


                                       By:
                                       Title:


                                       KZH HOLDING CORPORATION


                                       By:
                                       Title:


                                       MERRILL LYNCH SENIOR FLOATING RATE
                                       FUND, INC.


                                       By:
                                       Title:


                                       MERRILL LYNCH PRIME RATE PORTFOLIO

                                       By:  Merrill Lynch Asset Management,
                                            L.P., as Investment Advisor


                                       By:
                                       Title:


                                       THE MITSUBISHI TRUST AND BANKING
                                       CORPORATION


                                       By:
                                       Title:


                                       ML CBO IV (CAYMAN) LTD.


                                       By:
                                       Title:


                                       NATIONAL WESTMINSTER BANK PLC


                                       By:
                                       Title:


                                       PILGRIM AMERICA PRIME RATE TRUST


                                       By:
                                       Title:


                                       PRIME INCOME TRUST


                                       By:
                                       Title:


                                       PROTECTIVE LIFE INSURANCE COMPANY


                                       By:
                                       Title:


                                       SENIOR DEBT PORTFOLIO

                                       By:  Boston Management Research, as
                                             Investment Advisor


                                       By:
                                       Title:


                                       SENIOR HIGH INCOME PORTFOLIO, INC.



                                       By:
                                       Title:


                                       STRATA FUNDING LTD.



                                       By:
                                       Title:


                                       VAN KAMPEN AMERICAN CAPITAL PRIME
                                       RATE INCOME TRUST


                                       By:
                                       Title:


                                       Consented to by:
                                       ----------------



                                       STAR MARKETS HOLDINGS, INC.


                                       By:
                                       Title:


                                                                     SCHEDULE I
                                                                     ----------


                        Additional Tranche C Lenders
                        ----------------------------


Additional Tranche C                                             Additional Tranche C
      Lenders                    Address for Notices                 Commitment
--------------------             -------------------             --------------------

The Chase Manhattan Bank         270 Park Avenue, 10th Floor          $15,500,000
                                 New York, NY 10017
                                 Attn: Neil Boylan
                                 Telecopy: (212) 972-0009

Banque Francaise                 645 Fifth Avenue                     $ 2,000,000
Du Commerce Exterieur,           New York, NY  10022
Cayman Island Branch             Attn:  Peter Harris
                                 Telecopy: (212) 872-5054

The First National Bank of       100 Federal Street                   $ 2,500,000
Boston                           Mail Stop 01-09-05
                                 Boston, MA  02110
                                 Attn:  Judith Kelly
                                 Telecopy:  (617) 434-6685

KZH Holding Corporation          c/o The Chase Manhattan Bank         $ 3,000,000
                                 450 West 33rd Street
                                 15th Floor
                                 New York, NY  10001
                                 Attn:  Robert Goodwin
                                        Joseph Nerich
                                 Telecopy:  (212) 946-7776

Senior High Income Portfolio,    c/o Merrill Lynch Asset              $ 3,500,000
Inc.                             Management
                                 800 Scudders Mill Road
                                 Plainsboro, NJ  08536
                                 Attn:  Jill Montanye
                                 Telecopy:  (609) 282-2550

The Mitsubishi Trust and         520 Madison Avenue                   $ 2,500,000
Banking Corporation              25th Floor
                                 New York, NY  10022
                                 Attn:  Susan LeFevre
                                 Telecopy:  (212) 644-6825

Pilgrim America Prime Rate       Two Renaissance Square               $ 3,500,000
Trust                            40 North Central Avenue
                                 Phoenix, AZ  85004-4424
                                 Telecopy:  (602) 417-8327

Prime Income Trust               c/o Dean Witter Intercapital         $ 2,500,000
                                 Two World Trade Center
                                 72nd Floor
                                 New York, NY  10048
                                 Attn:  Louis Pistecchia
                                 Telecopy:  (212) 392-5345

Van Kampen American Capital      c/o Van Kampen American              $ 3,500,000
Prime Rate Income Trust          Capital
                                 One Parkview Plaza
                                 Oakbrook Terrace, IL  60181
                                 Attn:  Jeffrey Maillet
                                 Telecopy:  (630) 684-6740
                                                                      -----------
                                                      Total:          $38,500,000


                                                                    SCHEDULE II
                                                                    -----------

                       Term Loan Amortization Schedule
                       -------------------------------


Installment
Payment Date:                 Installment Amount:
-------------                 -------------------
                              Additional
                              Tranche C
                              ----------

January 31, 1998              $   125,000
January 31, 1999                  125,000
January 31, 2000                  125,000
January 31, 2001                  125,000
January 31, 2002                  125,000
January 31, 2003                  125,000
December 31, 2003             $37,750,000
                              -----------
                              $38,500,000


                                                                 EXHIBIT C-1 to
                                                               Credit Agreement
                                                               ----------------

                     ADDITIONAL TRANCHE C TERM LOAN NOTE


$__________                                                  New York, New York
                                                                 April 21, 1997


      FOR VALUE RECEIVED, the undersigned, STAR MARKETS COMPANY, INC., a Massachusetts corporation (the "Company"), promises to pay to the order of _______________ (the "Lender") at the office of The Chase Manhattan Bank, 270 Park Avenue, New York, New York 10017, in lawful money of the United States of America and in immediately available funds, the principal amount of ____________________ DOLLARS ($__________), or, if less, the aggregate unpaid principal amount of all loans made by the Lender pursuant to subsection 4.4 of the Credit Agreement referred to below, which sum shall be due and payable in such amounts and on such dates as are set forth in the Credit Agreement, dated as of September 8, 1994 among the Company, the Lender and certain other banks and financial institutions parties thereto, and The Chase Manhattan Bank, as administrative agent (as the same may be from time to time amended, supplemented or otherwise modified, the "Credit Agreement"; terms defined therein being used herein as so defined). The undersigned further agrees to pay interest at said office, in like money, from the date hereof on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in subsection 6.5 of the Credit Agreement. The holder of this Note is authorized to record the date, Type and amount of the Additional Tranche C Term Loan made by the Lender pursuant to subsection 4.4 of the Credit Agreement, the date and amount of each payment or prepayment of principal hereof, and the date of each interest rate conversion or continuation pursuant to subsection 6.2 of the Credit Agreement and the principal amount subject thereto, on the schedules annexed hereto and made a part hereof and any such recordation shall constitute prima facie evidence of the information so recorded, provided that the failure of the Lender to make such recordation (or any error in such recordation) shall not affect the obligations of the Company hereunder or under the Credit Agreement.

      This Note is one of the Additional Tranche C Term Loan Notes referred to in the Credit Agreement and is entitled to the benefits thereof and is subject to optional and mandatory prepayment in whole or in part as provided therein.

      This Note is secured and guaranteed as provided in the Security Documents and the Guarantees. Reference is hereby made to the Security Documents and the Guarantees for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and guarantees, the terms and conditions upon which the security interest and each guarantee was granted and the rights of the holder of this
Note in respect thereof. The undersigned agrees to pay all costs and expenses incurred by the Lender in connection with the enforcement of its rights and remedies under the Credit Agreement, this Note, the Security Documents and each other Credit Document.

      Upon the occurrence of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable all as provided therein.

      All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

      THIS NOTE MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS OF THE CREDIT AGREEMENT. TRANSFERS OF THIS NOTE MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE ADMINISTRATIVE AGENT PURSUANT TO THE TERMS OF THE CREDIT AGREEMENT.

      THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.


                                       STAR MARKETS COMPANY, INC.,



                                       By:_____________________________
                                       Title:

                                           Schedule A to Additional Tranche C
                                           Term Loan Note
                                           --------------

                          ALTERNATE BASE RATE LOANS
                 AND REPAYMENTS OF ALTERNATE BASE RATE LOANS
                 -------------------------------------------


                                                                   Unpaid
                          Amount                                    Principal
             Amount of    Converted to                Amount        Balance of
             Alternate    Alternate      Amount of    Converted to  Alternate
             Base Rate    Base Rate      Principal    Eurodollar    Base Rate    Notation
Date         Loans        Loans          Repaid       Loans         Loans        Made By
-----------------------------------------------------------------------------------------

----------   ----------   ----------     ----------   ----------    ----------   ----------
----------   ----------   ----------     ----------   ----------    ----------   ----------
----------   ----------   ----------     ----------   ----------    ----------   ----------
----------   ----------   ----------     ----------   ----------    ----------   ----------
----------   ----------   ----------     ----------   ----------    ----------   ----------
----------   ----------   ----------     ----------   ----------    ----------   ----------
----------   ----------   ----------     ----------   ----------    ----------   ----------
----------   ----------   ----------     ----------   ----------    ----------   ----------
----------   ----------   ----------     ----------   ----------    ----------   ----------


                                            Schedule B to Additional Tranche C
                                            Term Loan Note
                                            --------------

                              EURODOLLAR LOANS
                     AND REPAYMENTS OF EURODOLLAR LOANS
                     ----------------------------------

                                        Interest
                                        Period and                Amount        Unpaid
                          Amount        Eurodollar                Converted     Principal
             Amount of    Converted to  Rate with    Amount of    to Alternate  Balance of
             Eurodollar   Eurodollar    Respect      Principal    Base Rate    	Eurodollar
Date         Loans        Loans         Thereto      Repaid       Loans         Loans
------------------------------------------------------------------------------------------

----------   ----------   ----------    ----------   ----------   ----------   ----------
----------   ----------   ----------    ----------   ----------   ----------   ----------
----------   ----------   ----------    ----------   ----------   ----------   ----------
----------   ----------   ----------    ----------   ----------   ----------   ----------
----------   ----------   ----------    ----------   ----------   ----------   ----------
----------   ----------   ----------    ----------   ----------   ----------   ----------
----------   ----------   ----------    ----------   ----------   ----------   ----------
----------   ----------   ----------    ----------   ----------   ----------   ----------
----------   ----------   ----------    ----------   ----------   ----------   ----------
----------   ----------   ----------    ----------   ----------   ----------   ----------
----------   ----------   ----------    ----------   ----------   ----------   ----------
----------   ----------   ----------    ----------   ----------   ----------



                                                                EXHIBIT D




                           OPINIONS TO BE COVERED



      1. The Company is a validly existing corporation in corporate good standing under the laws of The Commonwealth of Massachusetts. The Company has all requisite corporate power and authority to own and operate its properties, conduct its business in the manner in which it presently is conducted, and to execute and deliver the Amendment and the Additional Tranche C Notes, and perform its obligations under the Credit Agreement, as amended by the Amendment and the Additional Tranche C Notes (the "Amendment Documents").

      2. Each of the Amendment and the Additional Tranche C Notes has been duly authorized by all necessary corporate action on the part of the Company. Each of the Amendment and the Additional Tranche C Notes has been duly executed and delivered on behalf of the Company.

      3. Each of the Amendment Documents constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

      4. Neither the execution and delivery by the Company of the Amendment and the Additional Tranche C Notes, the performance by the Company of its obligations under the Amendment Documents nor the consummation of the transactions contemplated thereby constitutes a violation of any applicable federal, Massachusetts or New York state law, Governmental rule or regulation or, to our actual knowledge, any order of any court or governmental authority that is applicable to the Company, or will result in a breach of the Company's articles of incorporation or by-laws in their present form. To our actual knowledge, neither the execution and delivery by the Company of the Amendment and the Additional Tranche C Notes, performance by the Company of its obligations under the Amendment Documents nor the consummation of the transactions contemplated thereby will conflict with, or result in any material breach of, or constitute a default under, or result in the creation or imposition of any lien upon any property or assets of the Company pursuant to, or require any consent not obtained under, any indenture, mortgage, deed of trust, material agreement or other material
instrument identified to us and listed in Annex     hereto to which the
Company is party or by which it or any of its property is to be bound or to which it is subject, which conflict, breach or default, or lien created or imposed, or the failure to obtain such consent, would have a material adverse effect on the business, condition or results of operation of the Company or on its ability to perform its obligations under the Amendment Documents, or would give rise to liability on the part of the Lenders or the Administrative Agent.

      5. No consent, approval or authorization of, and no registration, declaration or filing with any administrative, Governmental or other public authority of the United States of America, The Commonwealth of Massachusetts or the State of New York is required by law to be obtained or made in connection with the execution and delivery, and performance by the Company of the Amendment and the Additional Tranche C Notes, or for the validity or enforceability against the Company, of any of the Amendment Documents, other than (i) such consents, approvals, authorizations, registrations, declarations and filings that have been made or obtained on or prior to the date hereof and remain in full force and effect, and (ii) such consents, approvals, authorizations, registrations, declarations and filings, the failure to perform or obtain (a) which would not have a material adverse effect on the business, condition or results of operation of the Company and
(b) which would not adversely affect the validity or enforceability of any of the Amendment Documents or the rights or remedies of the Administrative Agent or the Lenders thereunder, or the ability of any of them to perform its obligations under the Amendment Documents to which it is party, or would give rise to liability on the part of the Administrative Agent or the Lenders.

      6. The Company is not an "investment company" or a Person directly or indirectly "controlled" by or "acting on behalf of" an "investment company" within the meaning, of the Investment Company Act of 1940, as amended. The Company is not a "holding company", or an "affiliate" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.

      7. Neither the making of the Additional Tranche C Term Loans on the Additional Tranche C Amendment Effective Date pursuant to, nor application of the proceeds thereof in accords with, the Amendment and the Credit Agreement will violate Regulation G, T, U or X promulgated by the Board of Governors of the Federal Reserve
System.

      8. To our actual knowledge, except as disclosed in the Amendment and the Credit Agreement or in any schedule, exhibit, annex or attachment thereto, there is pending or threatened no action, suit or proceeding or Governmental investigation, or any order, writ, judgment, injunction or decree against the Company before or by any court, arbitrator or governmental or administrative body that challenges the validity of any Amendment Documents or any of the transactions contemplated thereby or that restrains, prevents or imposes material adverse conditions upon, or seeks to restrain, prevent or impose material adverse conditions upon, any such transaction.